                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):        July 2, 1996
                                                       -------------------

                      BELL ATLANTIC - DELAWARE, INC.
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          (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         DELAWARE                   1-7757                      23-0523775
- --------------------------  ------------------------            ----------
      (STATE OR OTHER           (COMMISSION FILE             (I.R.S. EMPLOYER
      JURISDICTION OF               NUMBER)                 IDENTIFICATION NO.)
      INCORPORATION)

         901 TATNALL STREET
        WILMINGTON, DELAWARE                                          19801
     --------------------------                                     ----------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                            (ZIP CODE)

 REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:   (302) 576-5420
                                                    --------------------

                               (NOT APPLICABLE)
                          --------------------------
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
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ITEM 5.   OTHER EVENTS.

          Reference is made to the Amended and Restated Agreement and Plan of Merger, dated as of April 21, 1996, as amended and restated on July 2, 1996, by and between Bell Atlantic Corporation and NYNEX Corporation, attached as Exhibit 2.1, which is incorporated by reference herein.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  The following exhibit is incorporated by reference into this report:

          2.1 Amended and Restated Agreement and Plan of Merger, dated as of April 21, 1996, as amended and restated on July 2, 1996, by and between Bell Atlantic Corporation and NYNEX Corporation is incorporated herein by reference to Exhibit 2.1 in the Form 8-K of Bell Atlantic Corporation filed with the Securities and Exchange Commission on July 3, 1996.

                                      -2-
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                                   SIGNATURE
                                   ---------


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              BELL ATLANTIC - DELAWARE, INC.


                              By:   /s/ Janet M. Garrity
                                    -------------------------------------------
                                    Janet M. Garrity
                                    Assistant Treasurer



Dated:  July 5, 1996

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